EXHIBIT 4.5.1

                TRUST AGREEMENT, DATED AS OF FEBRUARY 1, 2003,
         BETWEEN GS MORTGAGE SECURITIES CORP. AND JPMORGAN CHASE BANK



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                        GSR MORTGAGE LOAN TRUST 2003-1


                      MORTGAGE PASS-THROUGH CERTIFICATES


                                 SERIES 2003-1





                                TRUST AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                 as Depositor


                                      and


                             JPMORGAN CHASE BANK,
                                  as Trustee






                                  Dated as of

                               February 1, 2003


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                               TABLE OF CONTENTS

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ARTICLE I DEFINITIONS.....................................................................1
   Section 1.01         Standard Terms....................................................1
   Section 1.02         Defined Terms.....................................................2
ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS..............................13
   Section 2.01         Conveyance to the Trustee........................................13
   Section 2.02         Acceptance by the Trustee........................................14
   Section 2.03         REMIC Elections and REMIC Interests Designations.................14
ARTICLE III REMITTING TO CERTIFICATEHOLDERS..............................................18
   Section 3.01         Distributions to Certificateholders..............................18
   Section 3.02         Allocation of Realized Losses and Shortfalls.....................25
ARTICLE IV THE SECURITIES................................................................26
   Section 4.01         The Certificates.................................................26
   Section 4.02         Denominations....................................................26
   Section 4.03         Redemption of Certificates.......................................27
   Section 4.04         Securities Laws Restrictions.....................................27
ARTICLE V MISCELLANEOUS PROVISIONS.......................................................28
   Section 5.01         Request for Opinions.............................................28
   Section 5.02         Schedules and Exhibits...........................................28
   Section 5.03         Governing Law....................................................28
   Section 5.04         Counterparts.....................................................28
   Section 5.05         Notices..........................................................28

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                            SCHEDULES AND EXHIBITS

Schedule I            Pool 1 Mortgage Loans
Schedule II           Pool 2 Mortgage Loans

Exhibit A1-1          Form of Class A1-1 Certificate
Exhibit A1-2          Form of Class A1-2 Certificate
Exhibit A1-3          Form of Class A1-3 Certificate
Exhibit A2            Form of Class A2 Certificate
Exhibit X1            Form of Class X1 Certificate
Exhibit X2            Form of Class X2 Certificate
Exhibit B1            Form of Class B1 Certificate
Exhibit B2            Form of Class B2 Certificate
Exhibit B3            Form of Class B3 Certificate
Exhibit B4            Form of Class B4 Certificate
Exhibit B5            Form of Class B5 Certificate
Exhibit B6            Form of Class B6 Certificate
Exhibit R             Form of Class R Certificate

                                TRUST AGREEMENT

         THIS TRUST AGREEMENT (this "Trust Agreement"), dated as of February 1, 2003, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor") and JPMORGAN CHASE BANK, as trustee (the "Trustee") under this Trust Agreement and the Standard Terms to Trust Agreement, February 2003 Edition (the "Standard Terms"), all of the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Trust Agreement as if set forth herein in full.


                             PRELIMINARY STATEMENT

         The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2003-1 as a trust (the "Trust") to issue a series of securities with an aggregate initial outstanding principal balance of $642,769,371 to be known as the Mortgage Pass-Through Certificates, Series 2003-1 (the "Certificates"). The Trust is formed by this Trust Agreement. The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of thirteen classes as set forth herein.

         Pursuant to Section 10.01 of the Standard Terms, the Trustee will make an election to treat all of the assets of the Trust as three real estate mortgage investment conduits (each, a "REMIC" and, individually, "REMIC I," "REMIC II" and "REMIC III") for federal income tax purposes. The "startup day" of each REMIC for purposes of the REMIC Provisions is the Closing Date.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor and the
Trustee:

                                   ARTICLE I

                                  DEFINITIONS

Section 1.01      Standard Terms.

         The Depositor and the Trustee acknowledge that the Standard Terms prescribe certain obligations of the Depositor and the Trustee, with respect to the Certificates. The Depositor and the Trustee agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

         Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver to the applicable Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan. The Depositor and the Custodian acknowledge that, pursuant to existing Custodial Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custody Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

Section 1.02      Defined Terms.

         Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements. In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern. In addition, the following provisions shall govern the defined terms set forth below for this Trust Agreement:

         "ABN AMRO":  ABN AMRO Mortgage Group, Inc.

         "ABN AMRO Mortgage Loans": The Mortgage Loans sold by ABN AMRO pursuant to the ABN AMRO Sale and Servicing Agreements.

         "ABN AMRO Sale and Servicing Agreements": (a) the Seller's Warranties and Servicing Agreement, dated as of November 1, 2002 and (b) the Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, each between GSMC and ABN AMRO.

         "Accrued Certificate Interest": Certificate Interest to be distributed to each Class of Certificates on each Distribution Date consist of
(i) previously accrued Certificate Interest that remained unpaid on the previous Distribution Date (on a cumulative basis) and (ii) Certificate Interest accrued for the related Interest Accrual Period. In the case of the Class X1 Certificates, Accrued Certificate Interest shall include the Class B1 Interest Rate Strip and the Class B2 Interest Rate Strip.

         "Administrative Cost Rate": For each Mortgage Loan, the applicable Servicing Fee Rate and the Trustee Fee Rate.

         "Aggregate Principal Distribution Amount": With respect to any Distribution Date, REMIC I, and each Pool, the Aggregate Principal Distribution Amount shall be an amount equal to the sum of (i) the Principal Prepayment Amount for the Mortgage Loans in such Pool, (ii) the principal portion of all Scheduled Payments due on the Mortgage Loans in such Pool during the related Due Period, whether or not received, and (iii) the excess of the Aggregate Principal Distribution Amount for such Pool on the prior Distribution Date over the principal amount actually paid on the Certificates or Interests on such date plus, for the first Distribution Date, the Reconciliation Amount, if any.

         "Assignment Agreements": Each of: (a) with respect to the ABN AMRO Mortgage Loans: (i) the Assignment, Assumption and Recognition Agreement, dated February 1, 2003, by and among GSMC, the Depositor and ABN AMRO, as Servicer and (ii) the Assignment, Assumption and Recognition Agreement dated February 1, 2003, by and among the Trust, the Depositor and ABN AMRO, as Servicer, (b) with respect to the Cendant Mortgage Loans: (i) the Assignment, Assumption and Recognition Agreement, dated February 1, 2003, by and among GSMC, the Depositor and Cendant, as Servicer, and (ii) the Assignment, Assumption and Recognition Agreement dated February 1, 2003, by and among the Trust, the Depositor and Cendant, as Servicer, and (c) with respect to the National City Mortgage Loans: (i) the Assignment, Assumption and Recognition Agreement, dated February 1, 2003, by and among GSMC, the Depositor and National City, as Servicer, and (ii) the Assignment, Assumption and Recognition Agreement, dated February 1, 2003, by and among the Trust, the Depositor and National City, as Servicer.

         "Available Distribution Amount": For any Distribution Date for Pool 1 Mortgage Loans or Pool 2 Mortgage Loans, as the case may be, the sum, for the relevant Pool, of the following amounts:

                  (1) the total amount of all cash received from or on behalf of the mortgagors or advanced by the Servicers on the mortgage loans and not previously distributed (including Advances made by the Servicers and proceeds of Mortgage Loans in the applicable Pool that are liquidated), except:

                                    (a) all Scheduled Payments collected but
                  due on a Due Date after that Distribution Date;

                                    (b) all Curtailments received after the
                  previous calendar month;

                                    (c) all Payoffs received after the
                  previous calendar month (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period after the previous calendar month;

                                    (d) Liquidation Proceeds and Insurance
                  Proceeds received on the Mortgage Loans in the applicable Pool after the previous calendar month;

                                    (e) all amounts in the Certificate Account
                  that are due and reimbursable to the Servicers under the Sale and Servicing Agreements;

                                    (f) the servicing compensation for each
                  Mortgage Loan in the applicable Pool net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date relating to Mortgage Loans that it services; and

                                    (g) any cash crossed over to the other
                  Pool as a result of allocating Realized Losses to a Pool other than that in which the Realized Loss occurred.

                  (2) all Advances made by the Servicers for that Distribution Date to cover any shortfall resulting when payments due on a Mortgage Loan are less than the full scheduled payments of principal and interest due on such Mortgage Loan;

                  (3) the total amount of any cash received during the calendar month prior to that Distribution Date by the Trustee or the Servicers as a result of the repurchase by a Seller of any Mortgage Loans in the applicable Pool as a result of defective documentation or breach of representations and warranties; and

                  (4) any Crossover Amounts received.

         If there is a Reconciliation Amount, then on the first Distribution Date, the amount thereof shall be added to the Available Distribution Amount by the Trustee (from funds provided to it by the Depositor) and included in the Available Distribution Amount for the applicable Pool. On or prior to the first Distribution Date, the Depositor shall deliver cash sufficient to pay the Reconciliation Amount to the Trustee. Any portion of such amount not needed to pay the Reconciliation Amount shall be returned to the Depositor.

         "Book-Entry Certificates": The Class A1-1, Class A1-2, Class A1-3, Class A2, Class B1, Class B2, Class B3, Class X1 and Class X2 Certificates.

         "Cendant":  Cendant Mortgage Corporation.

         "Cendant Mortgage Loans": The Mortgage Loans sold by Cendant pursuant to the Cendant Sale and Servicing Agreements.

         "Cendant Sale and Servicing Agreements": The Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of November 1, 2002, among GSMC, Cendant and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as amended by the Additional Collateral Assignment and Servicing Agreement, dated as of November 1, 2002, and as further amended by the Additional Collateral Assignment and Servicing Agreement, dated as of December 1, 2002, each between GSMC and Cendant.

         "Certificate Balance": As to any Class of Certificates or Interests as of the close of business on each Distribution Date, the initial Certificate Balance thereof (as shown on the charts in Section 2.03(b), (c) and (d)) reduced by all principal payments previously distributed to such Class and all Realized Losses previously allocated to such Class.

         "Certificate Interest": For each class of Certificates or Interests, other than the Class X Certificates, on each Distribution Date, an amount equal to the product of (a) the Certificate Rate for such Class, (b) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360, and (c) the applicable Certificate Balance. In the case of the Class X Certificates, the amount described in Section 2.03.

         "Certificate Rate": With respect to each Class of Certificates or Interests on any Distribution Date, the percentage per annum or other entitlement to interest described in Section 2.03.

         "Class": Each Class of Certificates or REMIC Interests.

         "Class A Certificates": The Class A1-1, Class A1-2, Class A1-3 and Class A2 Certificates.

         "Class A1 Certificates": The Class A1-1, Class A1-2 and Class A1-3 Certificates.

         "Class A2 Certificates": The Class A2 Certificates.

         "Class A Interests": The Class AI and Class AII Interests.

         "Class AI Interests": The Class AI-1 and Class AI-2 Interests in
REMIC I.

         "Class AII Interests": The Class AII-1, Class AII-2, Class AII-3 and Class AII-4 Interests in REMIC II.

         "Class B Certificate Rate": The Class B Net WAC Rate minus (i) in the case of the Class B1 Certificates, the Class B1 Interest Rate Strip and (ii) in the case of the Class B2 Certificates, the Class B2 Interest Rate Strip. In the case of the Class B3, Class B4, Class B5 and Class B6 Certificates, the Net WAC Rate.

         "Class B Certificates": The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates.

         "Class B Net WAC Rate": For each Distribution Date, the weighted average of the Certificate Rates on the Class MA-1, MB-1, MA-2 and MB-2 Interests.

         "Class BI Interests": The Class BI-1 and Class BI-2 Interests in
REMIC I.

         "Class BII Interests": The Class BII-1, Class BII-2, Class BII-3, Class BII-4, Class BII-5 and Class BII-6 Interests in REMIC II.

         "Class B1 Interest Rate Strip": shall have the meaning specified in
Section 2.03 hereof.

         "Class B2 Interest Rate Strip": shall have the meaning specified in
Section 2.03 hereof.

         "Class Percentage": For each Distribution Date and for each Class of Certificates or Interests, as applicable, the percentage obtained by dividing the Certificate Balance of such Class of Certificates or Interests, as applicable, immediately prior to such Distribution Date by the then aggregate Certificate Balance of all of the Certificates or Interests, as applicable.

         "Class X1 Pass-Through Amount": On any Distribution Date and the Class X1 Certificates, the amount shown in footnote 6 of Section 2.03(d).

         "Class X2 Pass-Through Amount": On any Distribution Date and the Class X2 Certificates, the amount shown in footnote 7 of Section 2.03(d).

         "Closing Date":  February 27, 2003.

         "CMT Rate": A rate determined based on the average weekly yield on U.S. Treasury securities adjusted to a constant maturity of one year as published in Federal Reserve Statistical Release H.15 (519) during the last full week occurring in the month which occurs one month prior to the applicable Bond Reset Date, and annually thereafter.

         "Collateral Shortfall": With respect to any Distribution Date, any Pool, and REMIC I, or REMIC III, the amount, if any, by which the Class A Interest or Interests related to such Pool on such Distribution Date (after application of all principal distributions other than Crossover Amounts) exceeds the aggregate Scheduled Principal Balance of all Mortgage Loans in such Pool (as of the close of the related Due Period) or the Corresponding Class of AII Interests, in the case of REMIC III.

         "Corresponding Class": As to each REMIC I, REMIC II, or REMIC III Certificate, the Interests or Certificates shown as the "corresponding" Class or Classes in the applicable chart in Section 2.03.

         "Credit Support Depletion Date": The first Distribution Date (if any) on which the aggregate Certificate Balance of the Class B Certificates has been or will be reduced to zero.

         "Crossover Amounts": For any Distribution Date, either Pool and REMIC I, the Subordinate Principal Distribution Amount (prior to subtracting Crossover Amounts pursuant to clause (ii)(b) thereof) multiplied by one minus a fraction (x) the numerator of which is the Certificate Balance of the Class AI and Class BI Interests related to such Pool and (y) the denominator of which is equal to the aggregate outstanding Scheduled Principal Balance of the Mortgage Loans in such Pool. In addition, if at any time Mortgage Loans remain outstanding in either Pool but no Interests or Certificates relating to such Pool remain outstanding (and no losses unreimbursed), any collections from such Mortgage Loans shall be crossed over to the other Pool.

         "Curtailments": Voluntary partial prepayments on a Mortgage Loan (i.e., not including Liquidation Proceeds, Insurance Proceeds, or Condemnation Proceeds).

         "Custodial Agreements": Each of (a) the Custodial Agreement, dated as of November 1, 2002, and the Custodial Agreement, dated as of February 1, 2003, each by and among GSMC, ABN AMRO and the Custodian with respect to the ABN AMRO Mortgage Loans, (b) the Custodial Agreement, dated as of November 1, 2002 and the Custodial Agreement, dated as of December 1, 2002, each by and among GSMC, Cendant and the Custodian with respect to the Cendant Mortgage Loans and (c) the Custodial Agreement, dated as of February 1, 2003, by and among GSMC, National City and the Custodian with respect to the National City Mortgage Loans.

         "Custodian": JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as custodian under each of the Custodial Agreements.

         "Cut-Off Date":  February 1, 2003.

         "Delinquency Tests": The following two tests which will only be considered satisfied if on any Distribution Date: (A) the outstanding principal balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure and real estate owned) averaged over the preceding three month period is less than or equal to 50% of the aggregate outstanding principal balance of the Subordinate Certificates as of such Distribution Date; and (B) cumulative Realized Losses as of the Distribution Dates prior to or occurring in March 2013, March 2014, March 2015, March 2016 and March 2017 (and each March thereafter) do not exceed 30%, 35%, 40%, 45% and 50% respectively, of the aggregate initial principal balances of the Subordinate Certificates.

         "Distribution Date": The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The initial Distribution Date will be March 25, 2003.

         "Due Date": For any Mortgage Loan, the first day in each calendar month.

         "Due Period": The period beginning on the second day of each calendar month and ending on, and including, the first day of the succeeding calendar month.

         "Fitch":  Fitch, Inc., or its successor.

         "GSMC":  Goldman Sachs Mortgage Company.

         "Interest Accrual Period": Except in the case of the Class A1-2 Certificates and the corresponding REMIC II Interests, the immediately preceding calendar month. In the case of the Class A1-2 Certificates, the one-month period beginning the 25th day of the month preceding the related Distribution Date and ending on and including the 24th day of the month of the related Distribution Date, except in the case of the first Interest Accrual Period, which will begin on February 27, 2003.

         "JPMorgan Chase":  JPMorgan Chase Bank.

         "Junior Subordinate Certificates": The Class B4, Class B5 and Class B6 Certificates and Class BII-4, Class BII-5 and Class BII-6 Interests.

         "Liquidated Mortgage Loan": A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds, the liquidation of any assets pledged for the further security of such Mortgage Loan in addition to the Mortgaged Property or otherwise.

         "Liquidation Principal": The portion of Liquidation Proceeds received with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

         "Moody's":  Moody's Investors Service, Inc., or its successor.

         "Mortgage Loans": The mortgage loans sold by Cendant to GSMC pursuant to the Cendant Sale and Servicing Agreements, the mortgage loans sold by ABN AMRO to GSMC pursuant to the ABN AMRO Sale and Servicing Agreements and the mortgage loans sold by National City to GSMC pursuant to the National City Sale and Servicing Agreement and, in each case, assigned to the Depositor and subsequently to the Trust pursuant to the Assignment Agreements.

         "Mortgage Pool":  The Pool 1 and Pool 2 Mortgage Loans.

         "National City":  National City Mortgage Co.

         "National City Mortgage Loans": The Mortgage Loans sold by National City pursuant to the National City Sale and Servicing Agreement.

         "National City Sale and Servicing Agreement": The Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2003, between GSMC and National City.

         "Net Rate": With respect to each Mortgage Loan, the interest rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan. For purposes of calculating the Certificate Rates of the Interests and Certificates, the Net Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

         "Net WAC Rate": With respect to any Distribution Date, REMIC I and each Pool, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan in such Pool, of the product of (x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan on such date, and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in such Pool as of such date.

         "Notional Amount": With respect to the Class X1 and X2 Certificates and each Distribution Date, an amount equal to the Certificate Balance of the Class A1 or A2 Certificates respectively, immediately prior to such Distribution Date.

         "P&I Certificates": All Classes of Certificates other than the Class X Certificates and the Residual Certificate.

         "Payoffs":  Voluntary prepayments in full on a Mortgage Loan.

         "Pool":  The Pool 1 Mortgage Loans or the Pool 2 Mortgage Loans.

         "Pool 1 Mortgage Loans": The Mortgage Loans identified on Schedule I hereto.

         "Pool 2 Mortgage Loans": The Mortgage Loans identified as such on
Schedule II hereto.

         "Prepayment Period": As to each Distribution Date, the preceding calendar month.

         "Principal Payment Amount": For any Distribution Date and any Pool, the sum of the portion of the Scheduled Payments on the Mortgage Loans due during the related Due Period that are allocable to principal.

         "Principal Prepayment Amount": For any Distribution Date and any Mortgage Loan, the sum for the Mortgage Loans in a Pool, of all Payoffs and Curtailments relating to the Mortgage Loans in such Pool that were received during the preceding calendar month.

         "Private Certificates": The Class B4, Class B5 and Class B6
Certificates.

         "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

         "Rating Agency":  Fitch or Moody's.

         "Realized Loss": With respect to a liquidated Mortgage Loan, the excess of (a) (i) the outstanding principal balance of the Mortgage Loan, (ii) all accrued and unpaid interest thereon, and (iii) the amount of all Advances made by the Servicers and other expenses incurred with respect to such Mortgage Loan (including expenses of enforcement and foreclosure) over (b) liquidation proceeds realized from such Mortgage Loan (including, in the case of any Mortgage Loan with assets pledged in addition to the Mortgaged Property, amounts received upon the liquidation or conversion of such assets). Realized Losses may also be realized in connection with unexpected expenses incurred by the Trust, mortgagor bankruptcies and modifications of defaulted Mortgage Loans.

         "Reconciliation Amount": The difference, if any, between the aggregate Scheduled Principal Balance of the Mortgage Loans on the Cut-Off Date and the total amount of Certificates issued on the Closing Date, which amount shall be no greater than $5,000.

         "Record Date": For any Distribution Date, the last Business Day of the preceding calendar month, except for the Class A1-2 Certificates, for which the Record Date is the Business Day preceding the Distribution Date.

         "Regular Certificates":  The Class A, Class X and Class B Certificates.

         "Regular Interests": The REMIC I Regular Interests, the REMIC II Regular Interests and the REMIC III Regular Interests.

         "REMIC":  Either REMIC I, REMIC II or REMIC III.

         "REMIC Interests": Each Class of REMIC interests issued pursuant to
Section 2.03(b) through (d) and identified as "REMIC" Interests therein.

         "REMIC I": One of the three real estate mortgage investment conduits created in the Trust, which consists of the Mortgage Loans and certain other assets and the REMIC I Distribution Account.

         "REMIC I Crossover Amounts": For any Distribution Date, each Pool and REMIC I, the Subordinate Principal Distribution Amount (prior to subtracting Crossover Amounts paid to the other Pool, if any) multiplied by one minus a fraction (x) the numerator of which is the Certificate Balance of the Class AI and Class BI Interests related to such Pool and (y) the denominator of which is equal to the aggregate outstanding Scheduled Principal Balance of the Mortgage Loans in such Pool.

         "REMIC I Regular Interests": The regular interests in REMIC I, consisting of the Class AI-1, Class AI-2, Class MA-1, Class MA-2, Class MB-1, Class MB-2, Class BI-1 and Class BI-2 Interests.

         "REMIC I Residual Interest": The Class R1 Interest which represents the residual interest (as defined in Code Section 860G(a)(2)) in REMIC I.

         "REMIC I Subordinated Balance Ratio":  The ratio equal to:

         In the case of Pool 1, the excess of (x) the aggregate Scheduled Principal Balance of the Pool 1 Mortgage Loans over (y) the current Certificate Balance of the Pool 1 Senior Certificates;

         In the case of Pool 2, the excess of (x) the aggregate Scheduled Principal Balance of the Pool 2 Mortgage Loans over (y) the current Certificate Balance of the Pool 2 Senior Certificates.

         "REMIC II": One of the three real estate mortgage investment conduits created in the Trust, which consists of the REMIC II Distribution Account and the REMIC I Regular Interests.

         "REMIC II Regular Interests": The regular interests in the REMIC II, consisting of the Class AII-1, Class AII-2, Class AII-3, Class AII-4, Class BII-2, Class BII-3, Class BII-4, Class BII-5 and Class BII-6 Interests.

         "REMIC II Residual Interest": The Class R2 Interest which represents the residual interest (as defined in Code section 860G(a)(2)) in REMIC II.

         "REMIC III": One of the three real estate mortgage investment conduits created in the Trust which consists of the Certificate Account and the REMIC II Regular Interests.

         "REMIC III Regular Interests": The regular interests in REMIC III, consisting of the Class A, Class X and Class B Certificates.

         "REMIC III Residual Interest": The Class R3 Interest which represents the residual interest (as defined in Code Section 860G(a)(2)) in REMIC III.

         "Remittance Date": The 18th day of each month, or if such day is not a business day, on the business day immediately preceding such date.

         "Residual Certificate": The Certificate originally issued by the Trust, which represents the residual interest in all of the REMICs.

         "Residual Certificates": The Class R1, Class R2 and Class R3 Certificates.

         "Rule 144A Certificates": The Class B4, Class B5 and Class B6 Certificates.

         "Sale and Servicing Agreements": Collectively, (a) the ABN AMRO Sale and Servicing Agreements, (b) the Cendant Sale and Servicing Agreements and
(c) the National City Sale and Servicing Agreement.

         "Sellers":  ABN AMRO, Cendant and National City.

         "Senior Certificates": The Class A and Class X Certificates, and the corresponding Interests in REMIC I and REMIC II.

         "Senior Liquidation Amount": For any Distribution Date and any Pool, will equal the aggregate, for each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Senior Percentage for the applicable Pool, of the scheduled principal balance of that mortgage loan and
(ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

         "Senior Percentage": For each Pool and any Distribution Date, will equal the lesser of (a) 100% and (b) the sum of the Certificate Balances (immediately before the Distribution Date) of the Class A Certificates related to such Pool, divided by the aggregate outstanding principal balance of the Mortgage Loans in such Pool as of the beginning of the Due Period related to such Distribution Date.

         "Senior Prepayment Amount": For any Distribution Date and REMIC II and REMIC III, the product of (i) the Senior Prepayment Percentage applicable to a Class AII Interest or a Class A Certificate and (ii) the Principal Prepayment Amount of the Pool 1 Mortgage Loans or Pool 2 Mortgage Loans, as applicable, received during the related Prepayment Period.

         "Senior Prepayment Percentage": For each Distribution Date, REMIC and Pool, the Pool 1 and Pool 2 Senior Percentage for such Distribution Date, plus the percentage of the Subordinate Percentage for such Pool identified below for the period during which such Distribution Date occurs:

         Distribution Date                     Percent of Subordinate Percentage
         -----------------                     ---------------------------------

         March 2003 through February 2013...................   100%
         March 2013 through February 2014...................    70%
         March 2014 through February 2015...................    60%
         March 2015 through February 2016...................    40%
         March 2016 through February 2017...................    20%
         March 2017 and thereafter..........................     0%

provided, however, that on any Distribution Date (i) if the Pool 1 or Pool 2 Senior Percentage for that Distribution Date exceeds the initial Pool 1 or Pool 2 Senior Percentage, respectively, as of the Closing Date, then the Pool 1 or Pool 2 Senior Prepayment Percentage for such Pool and that Distribution Date will equal 100%; (ii) if before the Distribution Date in March 2006, (x) the Subordinate Percentage for Pool 1 and Pool 2 for such Distribution Date is greater than or equal to twice that percentage as of the Closing Date and (y) aggregate Realized Losses realized in both Pool 1 and Pool 2 are less than or equal to 20% of the initial aggregate Certificate Balances of the Subordinate Certificates, then the Pool 1 and Pool 2 Senior Prepayment Percentages for such Distribution Date will equal the Pool 1 and Pool 2 Senior Percentages, as applicable, plus 50% of the Subordinate Percentage for that Distribution Date; and (iii) if on or after the Distribution Date in March 2006, (x) the Subordinate Percentage for such Distribution Date is greater than or equal to twice that percentage as of the Closing Date and (y) aggregate Realized Losses realized in both Pool 1 and Pool 2 are less than or equal to 30% of the initial aggregate Certificate Balances of the Subordinate Certificates, then the Pool 1 and Pool 2 Senior Prepayment Percentages for such Distribution Date will equal the Pool 1 and Pool 2 Senior Percentages, as applicable (the tests expressed in clauses (ii) and (iii) being referred to as the "two-times tests"); provided, further, however, that if the Delinquency Test is not satisfied as of such Distribution Date, the Subordinate Percentage used to calculate the Senior Prepayment Percentage for the related Distribution Date shall equal 100%. If on any Distribution Date the allocation to Senior Certificates in the percentage required, would reduce the sum of the Certificate Balances of those certificates below zero, the Pool 1 and Pool 2 Senior Prepayment Percentages, as applicable, for that Distribution Date shall be limited to the percentage necessary to reduce such sum to zero.

         "Senior Principal Distribution Amount": For each Pool on each Distribution Date, the sum of: (i) the Senior Percentage of the Principal Payment Amount for such Pool, (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount for such Pool, (iii) the Senior Liquidation Amount for such Pool and (iv) crossover amounts, if any, received from the other Pool.

         "Servicers": (a) with respect to the ABN AMRO Mortgage Loans, ABN AMRO, and its successors or assigns under the ABN AMRO Sale and Servicing Agreements, (b) with respect to the Cendant Mortgage Loans, Cendant, and its successors or assigns under the Cendant Sale and Servicing Agreements and (c) with respect to the National City Mortgage Loans, National City, N.A. and its successors or assigns under the National City Sale and Servicing Agreement.

         "Subordinate Certificates":  The Class B Certificates.

         "Subordinate Component Balance": For each Pool as of the beginning of any Due Period, the then outstanding aggregate Scheduled Principal Balance of the Mortgage Loans in such Pool minus the then outstanding aggregate Certificate Balance of the related Class A Certificates (and, in the case of the Pool 2 Mortgage Loans, of the Residual Certificate).

         "Subordinate Principal Distribution Amount": For each Pool on any Distribution Date, the (x) the sum of the Principal Payment Amount, the Principal Prepayment Amount and the liquidation amount for such Pool, minus
(y) the Senior Principal Distribution Amount, minus (z) Crossover Amounts, if any, paid to the other Pool.

         "Subordination Levels": With respect to any class of Subordinate Certificates on any specified date and both REMIC II and REMIC III, the percentage obtained by dividing the sum of the Certificate Balances of all Classes of Subordinate Certificates that are subordinate to that Class by the sum of the Certificate Balances of all Classes of Certificates as of such date, before giving effect to distributions and allocations of Realized Losses to the Certificates on such date.

         "Trust Agreement": This Trust Agreement, dated as of February 1, 2003, which incorporates by reference the Standard Terms to Trust Agreement (February 2002 Edition); provided that any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of February 1, 2003, shall be deemed to refer to this Trust Agreement.

         "Trust Estate":  As defined in Section 2.01 hereof.

          "Trustee": JPMorgan Chase Bank, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

         "Trustee Fee": With respect to each Distribution Date, an amount payable to the Trustee equal to the product of one-twelfth of the Trustee Fee Rate multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the Due Period relating to such Distribution Date.

         "Trustee Fee Rate":  0.0025%.

                                  ARTICLE II

               FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01  Conveyance to the Trustee.

         To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (a) the Mortgage Loans listed on each of Schedule I and Schedule II hereto, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreements; (c) the Custodial Agreements; (d) the Assignment Agreements; (e) the Distribution Account, the Certificate Account, and the Collection Accounts and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the "Trust Estate").

         The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

Section 2.02  Acceptance by the Trustee.

         By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of "Trust Estate" herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates. The Trustee has not created and will not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust contrary to the interests created by the Trust Agreement. The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust.

Section 2.03  REMIC Elections and REMIC Interests Designations.

         (a) REMIC Elections. Elections shall be made by the Trustee to treat the assets of the Trust described in the definition of the term "REMIC I," the assets of the Trust described in the definition of the term "REMIC II" and the assets of the Trust described in the definition of the term "REMIC III" as separate REMICs for federal income tax purposes. The REMIC I Regular Interests will constitute the regular interests in REMIC I, and the Class R1 Interest will constitute the residual interest in REMIC I. The REMIC II Regular Interests will constitute the regular interests in REMIC II, and the Class R2 Interest will constitute the residual interest in REMIC II. The REMIC III Regular Interests will constitute the regular interests in REMIC III and the Class R3 Interest will constitute the residual interest in REMIC III.

         (b) REMIC I Interests. REMIC I shall issue each of the following Classes of Interests, each of which shall be a Class of REMIC I Interests, having the following Certificate Rates and initial Certificate Balances:

         REMIC          Initial Certificate    Certificate      Corresponding
        Interest             Balance              Rate            Classes
        --------             -------              ----            -------
       Class AI-1       $561,940,800.30            (1)       AII-1, AII-2, AII-3
                                                               A1-1, A1-2, A1-3
       Class AI-2       $ 62,124,786.90            (2)            AII-4, A2
       Class BI-1       $  6,426,357.30            (3)             N/A (6)
       Class BI-2       $  5,784,421.50            (4)             N/A (6)
       Class MA-1       $  2,570,742.90            (1)             N/A (6)
       Class MA-2       $  1,285,871.40            (2)             N/A (6)
       Class MB-1       $  1,284,871.50            (3)             N/A (6)
       Class MB-2       $  1,287,242.23            (4)             N/A (6)
       Class R1 (7)     $         34             5.117%(5)         N/A (6)

         (1) On each Distribution Date, the Certificate Rate on the Class AI-1 Interest and the Class MA-1 Interest will each equal the Net WAC Rate for the Pool 1 Mortgage Loans.

         (2) On each Distribution Date, the Certificate Rate on the Class AI-2 Interest and the Class MA-2 Interest will each equal the Net WAC Rate for the Pool 2 Mortgage Loans.

         (3) On each Distribution Date, the Certificate Rate on the Class BI-1 Interest and the Class MB-1 Interest will each be equal to the Net WAC Rate for the Pool 1 Mortgage Loans.

         (4) On each Distribution Date, the Certificate Rate on the Class BI-2 Interest and the Class MB-2 Interest will each be equal to the Net WAC Rate for the Pool 2 Mortgage Loans.

         (5) On each Distribution Date, the Certificate Rate on the Class R1 Interests will be equal to the Pool 1 Net WAC Rate, which for the initial Distribution Date will equal approximately 5.117%.

         (6)    N/A means not applicable.

         (7) As provided in Section 5.04 of the Standard Terms, the Residual Certificate may be issued in separate certificates.

         (c) REMIC II Interests. REMIC II shall issue each of the following Classes of Interests each of which shall be a Class of REMIC II Interests, having the following Certificate Rates and initial Certificate Balances:

         REMIC          Initial Certificate    Certificate      Corresponding
        Interest             Balance              Rate            Classes
        --------             -------              ----            -------

       Class AII-1         $115,000,000            (1)         AI-1, A1-1, MA-1
       Class AII-2         $116,895,000            (2)            A1-2, MA-1
       Class AII-3         $330,102,000            (2)            A1-3, MA-1
       Class AII-4          $62,131,000            (2)             A2, MA-2
       Class BII-1           $6,427,000            (3)             N/A(10)
       Class BII-2           $5,785,000            (4)             N/A(10)
       Class BII-3           $2,571,000            (5)             N/A(10)
       Class BII-4           $1,286,000            (6)             N/A(10)
       Class BII-5           $1,285,000            (7)             N/A(10)
       Class BII-6        $1,287,370.97            (8)             N/A(10)
       Class R2                     $33        5.117%(9)

(1) On each Distribution Date, the Certificate Rate on the Class AII-1, AII-2 and AII-3 Interests will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans, which will also equal the interest rate on the Class MA-1 Interest in REMIC I.

(2) On each Distribution Date, the Certificate Rate on the Class AII-4 Interests will be equal to the Net WAC Rate for the Pool 2 Mortgage Loans, which will also equal the interest rate on the Class MA-2 Interest in REMIC I.

(3) On each Distribution Date, the Certificate Rate on the Class BII-1 Interest will equal the Class B Net WAC Rate.

(4) On each Distribution Date, the Certificate Rate on the Class BII-2 Interest will equal to the Class B Net WAC Rate.

(5) On each Distribution Date, the Certificate Rate on the Class BII-3 Interest will equal to the Class B Net WAC Rate.

(6) On each Distribution Date, the Certificate Rate on the Class BII-4 Interest will equal to the Class B Net WAC Rate.

(7) On each Distribution Date, the Certificate Rate on the Class BII-5 Interest will equal to the Class B Net WAC Rate.

(8) On each Distribution Date, the Certificate Rate on the Class BII-6 Interest will equal to the Class B Net WAC Rate.

(9) On each Distribution Date, the Certificate Rate on the Class R2 Interest will be equal to the Pool 1 Net WAC Rate, which for the initial Distribution Date will equal approximately 5.117%.

(10)     N/A means not applicable.

(11) As provided in 5.04 of the Standard Terms, the Residual Certificate may be issued in separate certificates.


         (d) REMIC III Interests. REMIC III shall issue the Certificates, with the designations, initial Certificate Balances and Certificate Rates set forth below, each of which shall be a Class of REMIC III Interest.


                                     Initial             Initial Certificate         Final Scheduled
        Class                  Certificate Balance              Rate                Distribution Date
        -----                  -------------------       -------------------        -----------------

Class A1-1 Certificates           $   115,000,000                4.279%(2)             March 25, 2033
Class A1-2 Certificates           $   116,895,000                1.679%(3)             March 25, 2033
Class A1-3 Certificates           $   330,102,000                4.320%(4)             March 25, 2033
Class A2 Certificates             $    62,131,000                4.603%(5)             March 25, 2033
Class X1 Certificates             $   561,997,000 (1)               N/A(6)             March 25, 2033
Class X2 Certificates             $    62,131,000 (1)               N/A(7)             March 25, 2033
Class B1 Certificates             $     6,427,000                4.867%(8)             March 25, 2033
Class B2 Certificates             $     5,785,000                5.015%(9)             March 25, 2033
Class B3 Certificates             $     2,571,000                5.136%(10)            March 25, 2033
Class B4 Certificates             $     1,286,000                5.136% (11)           March 25, 2033
Class B5 Certificates             $     1,285,000                5.136% (11)           March 25, 2033
Class B6 Certificates             $     1,287,370.97             5.136% (11)           March 25, 2033
Class R3 Interest                             $33                5.117%(12)                N/A (13)


(1)    Notional Amount.

(2) For each Distribution Date on or prior to the November 2007 Distribution Date (the "Group 1 Bond Reset Date"), the Certificate Rate on the Class A1-1 Certificates will equal the lesser of (x) 4.279% per annum and (y) the weighted average of the mortgage interest rates on the Group 1 loans (as of the preceding Due Date before giving effect to the payments due on that date) less the per annum rates at which each of the servicing fees and the trustee fees are calculated (the "Group 1 Weighted Average Net Rate"). For each Distribution Date after the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-1 Certificates will be a per annum rate equal to the lesser of (x) the Group 1 Weighted Average Net Rate and (y) the one year CMT Rate plus 1.75%.

(3) For each Distribution Date on or prior to the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-2 Certificates will equal the lesser of (x) 1.679% per annum and (y) the Group 1 Weighted Average Net Rate. For each Distribution Date after the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-2 Certificates will be a per annum rate equal to the lesser of (x) the Group 1 Weighted Average Net Rate and (y) the one year CMT Rate plus 1.75%.

(4) For each Distribution Date on or prior to the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-3 Certificates will equal the lesser of (x) 4.320% per annum and (y) the Group 1 Weighted Average Net Rate. For each Distribution Date after the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-3 Certificates will be a per annum rate equal to the lesser of (x) the Group 1 Weighted Average Net Rate and (y) the one year CMT Rate plus 1.75%.

(5) For each Distribution Date on or prior to the November 2009 Distribution Date (the "Group 2 Bond Reset Date"), the Certificate Rate on the Class A2 Certificates will equal (x) the weighted average of the mortgage interest rates on the Group 2 loans (as of the preceding Due Date before giving effect to the payments due on that date) less the per annum rates at which each of the servicing fees and the trustee fees are calculated (the "Group 2 Weighted Average Net Rate") minus (y) 0.708%. For each Distribution Date after the Group 2 Bond Reset Date, the Certificate Rate for the Class A2 Certificates will be a per annum rate equal to the lesser of (x) the Group 2 Weighted Average Net Rate and (y) the one year CMT Rate plus 1.75%.

(6) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A1-1, Class A1-2 and Class A1-3 Certificates (the "Class X1 Notional Amount"). On each Distribution Date, the Class X1 Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Group 1 Weighted Average Net Rate minus the Class A1-1 Certificate Rate, (ii) the Group 1 Weighted Average Net Rate minus the Class A1-2 Certificate Rate and (iii) the Group 1 Weighted Average Net Rate minus the Class A1-3 Certificate Rate, in each case, multiplied by
       (y) one-twelfth and by (z) the Certificate Balance of the Class A1-1, Class A1-2 and Class A1-3 Certificates, respectively. The holders of the Class X1 Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of
       (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately 0.270% multiplied by the Certificate Balance of the Class B1 Certificates (the "Class B1 Interest Rate Strip") and (ii) in the case of the Class B2 Certificates, a fixed per annum percentage equal to approximately 0.121% multiplied by the Certificate Balance of the Class B2 Certificates (the "Class B2 Interest Rate Strip and together with the Class B1 Interest Rate Strip, the "Class B Stripped Amounts").

(7) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A2 Certificates (the "Class X2 Notional Amount"). On each Distribution Date, the Class X2 Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Group 2 Weighted Average Net Rate minus (ii) the Class A2 Certificate Rate multiplied by
       (y) one-twelfth and by (z) the Certificate Balance of the Class A2 Certificates.

(8) For the initial Distribution Date, the Certificate Rate on the B1 Certificate will equal approximately 4.867% per annum. On each Distribution Date thereafter, the Class B1 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date) less the Class B1 Interest Rate Strip.

(9) For the initial Distribution Date, the Certificate Rate on the B2 Certificate will equal approximately 5.015% per annum. On each Distribution Date thereafter, the Class B2 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date) less the Class B2 Interest Rate Strip.

(10) For the initial Distribution Date, the Certificate Rate on the B3 Certificate will equal approximately 5.136% per annum. On each Distribution Date thereafter, the Class B3 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date).

(11) For the initial Distribution Date, the Certificate Rate on the Class B4, Class B5 and Class B6 Certificates will equal approximately 5.136% per annum. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Net WAC Rate.

(12) The Certificate Rate on the Class R3 Interest will equal the Group 1 Weighted Average Net Rate which for the initial Distribution Date will equal approximately 5.117%.

(13)   N/A means not applicable

         (e) REMIC Final Scheduled Distribution. The final Scheduled Distribution Date for the Class A REMIC Interests and Class A Certificates is the March 2033 Distribution Date. The final Scheduled Distribution Date for the Class B Interests and Certificates is the March 2033 Distribution Date.

                                 ARTICLE III

                        REMITTING TO CERTIFICATEHOLDERS

Section 3.01      Distributions to  Certificateholders.

         (a) REMIC I Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms and subject to the exceptions set forth below, on each Distribution Date, the Trustee shall withdraw the aggregate Available Distribution Amount (less any amounts withdrawn pursuant to Section 3.01(b)(i) and (ii) of the Standard Terms) for the Pool 1 Mortgage Loans and the Pool 2 Mortgage Loans from the REMIC I Distribution Account, and shall distribute it in the following manner and order of priority to the REMIC II Distribution Account (except that payments on the Class R1 Interest will be made to the Holder of the Residual Certificates (and allocated to the Class R1 Interest) or to the Holders of the Class R1 Certificate, as applicable):

             (i) The Available Distribution Amount for the Pool 1 Mortgage Loans will be distributed in the following order:

     (1) to the Class AI-1, Class MA-1, Class R1 and Class MB-1 Interests, pro rata, Accrued Certificate Interest;

     (2) to the Class R1 Interest, until the Certificate Balances of the Class R1 Interest has been reduced to zero;

     (3) to the Class MA-1 and Class MB-1 Interests, pro rata, so as to keep the Certificate Balance of the Class MA-1 equal to 0.1% of the aggregate Scheduled Principal Balance of the Pool 1 Mortgage Loans and to keep the Certificate Balance of the Class MB-1 Interests equal to 0.1% of the excess of
(x) the aggregate Scheduled Principal Balance of the Pool 1 Mortgage Loans over (y) the Certificate Balance of the Class A1 Certificates in REMIC III (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC I Regular Interests such that the Subordinate Balance Ratio is maintained);

     (4) to the Class AI-1 Interest, the remaining Senior Principal Distribution Amount, minus the principal amount distributed in paragraph (2), until its Certificate Balance has been reduced to zero;

     (5) to the Class BI-1 Interest, Accrued Certificate Interest;

     (6) to the Class BI-1 Interest, as principal, the Subordinate Principal Distribution Amount until its Certificate Balance has been reduced to zero;

     (7) to each Class of REMIC I Interests, in order of seniority (with the Class MA-1 and MB-1 being treated as if pari passu with the Class AI-1 Interests) up to the amount of Realized Losses allocated to each such Class; and

     (8) at such time as all other Classes have been paid in full and all losses previously allocated have been paid in full, pro rata to the holders of the Class R Certificate (and allocated to the Class R1 Interest) or to the Class R1 Certificate, as applicable).

            (ii) The Available Distribution Amount for the Pool 2 Mortgage Loans will be distributed as follows:

     (1) to the Class AI-2, MA-2, and MB-2 Interests, pro rata, Accrued Certificate Interest;

     (2) to the Class MA-1 and Class MB-1 Interests, pro rata, so as to cause the Certificate Balance of the Class MA-2 Interest to equal to 0.1% of the aggregate Scheduled Principal Balance of the Pool 2 Mortgage Loans and to keep the Certificate Balance of the Class MB-2 Interest to equal 0.1% of the excess of (x) the aggregate Scheduled Principal Balance of the Pool 2 Mortgage Loans over (y) the aggregate Certificate Balance of the Class A2 Certificates in REMIC III (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC I Regular Interests that will maintain the Subordinate Balance Ratio);

     (3) to the Class AI-2 Interest, the Senior Principal Distribution Amount minus the amount distributed pursuant to paragraph (2), until its Certificate Balance has been reduced to zero;

     (4) to the Class BI-2 Interest, Accrued Certificate Interest;

     (5) to the Class BI-2 Interest, as principal, the Subordinate Principal Distribution Amount for the Pool 2 Mortgage Loans, until its Certificate Balance is reduced to zero;

     (6) to each Class of REMIC I Interests in order of seniority (with the Class MA-2 and Class MB-2 being treated as if pari passu with the Class AI-2) up to the amount of Realized Losses allocated to each such Class; and

     (7) after all Classes of Certificates are paid in full and all losses previously allocated have been paid in full, pro rata to the holders of the Class R Certificate (and allocated to the Class R1 Interest) or to the Class R1 Certificate, as applicable).

         If the Certificate Balance of either the Class BI-1 or Class BI-2 Interest should be reduced to zero before the Class AI and Class M Certificates related to that Pool (the "Affected Pool") have been paid in full, then upon the occurrence of any further losses in the Affected Pool, principal distributions otherwise payable to the remaining Class BI Interest shall be "crossed over" to the Class AI and Class M Certificates of the Affected Pool in an amount equal to the lesser of (i) such Realized Losses and
(ii) the remaining Certificate Principal Amount of the remaining Class B1 Interest.

         (b) REMIC II Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms, on each Distribution Date, after all REMIC Interest allocations have been made as described in Section 3.01(a) above and Section
3.02 below, the Trustee shall withdraw all amounts allocated to the various REMIC II Regular Interests and deposited into the REMIC II Distribution Account and shall allocate and, subject to Section 3.01(d), distribute such amounts in the following manner and order of priority to the Certificate Account (except that amounts payable to the Class R2 Residual Interest will be distributed to the Holders of the Residual Certificates (and allocated to the Class R2 Interest) or to the Holders of the Class R2 Certificate, as applicable:

            (i) Unless a Credit Support Depletion Date shall have occurred, the Available Distribution Amount for the Pool 1 Mortgage Loans, which consists of all of the distributions on the REMIC I Interests with respect to the Pool 1 Mortgage Loans, will be distributed, subject to the exceptions listed in Section 3.01(d)-(f):

     (1) First, pro rata to the Class AII-1, Class AII-2, Class AII-3 and Class R2 Interests Accrued Certificate Interest thereon;

     (2) Second, as principal, to holders of the Class R2 Interest in REMIC II, the Senior Principal Distribution Amount for the Pool 1 Mortgage Loans, until the Certificate Balance thereof has been reduced to zero; and

     (3) Third, as principal, to Class AII-1, Class AII-2, Class AII-3 Interests, the remaining Senior Principal Distribution Amount for the Pool 1 Mortgage Loans, in each case until the Certificate Balance of each such class shall have been reduced to zero.

            (ii) Unless a Credit Support Depletion Date shall have occurred, the remaining Available Distribution Amount for the Pool 2 Mortgage Loans which consists of all of the distributions on the REMIC I Interests with respect to the Pool 2 Mortgage Loans will be distributed, subject to the exceptions listed in Section 3.01(d)-(f):

     (1) First, to the Class AII-4 Interest, Accrued Certificate Interest thereon; and

     (2) Second, to the Class AII-4 Interests, as principal, the Senior Principal Distribution Amount for the Pool 2 Mortgage Loans, in each case until the Certificate Balance of each such class shall have been reduced to zero.

            (iii) Subject to the exceptions listed in Section 3.01(b)(iii), unless a Credit Support Depletion Date shall have occurred, the portion of the Available Distribution Amount for Pool 1 and Pool 2, remaining after making the distributions specified in Section 3.01(b)(i) and Section 3.01(b)(ii), will be distributed in the following order of priority:

                (1) First, to the Class BII-1 Interests, Accrued Certificate Interest thereon minus the portion of interest on the Class BII-1 Interests corresponding to the Class B1 Interest Rate Strip;

                (2) Second, as principal, to the Class BII-1 Interests, their pro rata share of the Subordinate Principal Distribution Amount;

                (3) Third, to the Class BII-2 Interests, Accrued Certificate Interest thereon minus the portion of interest on the Class BII-2 Interests corresponding to the Class B2 Interest Rate Strip;

                (4) Fourth, as principal, to the Class BII-2 Interests, their pro rata share of the Subordinate Principal Distribution Amount;

                (5) Fifth, to the Class BII-3 Interests, Accrued Certificate Interest thereon;

                (6) Sixth, as principal, to the Class BII-3 Interests, their pro rata share of the Subordinate Principal Distribution Amount;

                (7) Seventh, to the Class BII-4, Class BII-5, Class BII-6 Interests, interest and principal in the same manner as for the Class BII-1, Class BII-2 and Class BII-3 Interests, first to the Class BII-4 Interests, then to the Class BII-5 Interests and finally to the Class BII-6 Interests;

                (8) Eighth, to each Class of Interests in order of seniority, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any; provided, however, that any amounts distributed pursuant to this Section 3.01(b)(ii)(8) will not cause a further reduction in the Class principal balances of any of the Interests; and

                (9) Ninth, at such time as all other Classes have been paid in full and all losses previously allocated have been paid in full pro rata to the Holders of the Class R Interest (and allocated to the Class R2 Interests) or to the Holders of the Class R2 Certificate, as applicable.

            (iv) Notwithstanding paragraph (iii) above, on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates shall be allocated to increase such Subordination Level. The Trustee shall identify the most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date, and the portion of the Subordinate Principal Distribution Amount otherwise allocable to the Classes of Subordinate Certificates junior to such Class will instead be allocated among the more senior Classes of Subordinate Certificates, pro rata in proportion to the Certificate Balances of those Classes.

            (v) If a Credit Support Depletion Date shall occur, on such Distribution Date and thereafter, distributions of principal on the Class AII-1, Class AII-2, and Class AII-3 Interests, in the case of Pool 1, and distributions of principal on the Class AII-4 Interests, in the case of Pool 2, will be made to such Classes pro rata from the applicable Available Distribution Amount based on their Certificate Balances rather than sequentially under Section 3.01(b)(i)(3).

         (c) REMIC III Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms, on each Distribution Date, after all REMIC Interest allocations have been made as described in Sections 3.01(b) above and 3.02(a)(i) below, the Trustee shall withdraw all amounts allocated to the various REMIC II Regular Interests and deposited in the Certificate Account, and shall allocate and, subject to Section 3.01(d), distribute such amounts in the following manner and order of priority:

            (i) Subject to the exceptions listed in Section 3.01(d)-(f) below, unless a Credit Support Depletion Date shall have occurred, the remaining Available Distribution Amount for the Pool 1 Mortgage Loans will be distributed:

               (1) First, pro rata to the Class A1-1, Class A1-2, Class A1-3, Class X1 and the R3 Interest, Accrued Certificate Interest thereon;

               (2) Second, as the Senior Principal Distribution Amount for the Pool 1 Mortgage Loans to the Holder of the Class R3 Certificate, until the initial Certificate Balance thereof has been reduced to zero; and

               (3) Third, to the Class A1-1, Class A1-2 and Class A1-3 Certificates, as principal, the remaining Senior Principal Distribution Amount for the Pool 1 Mortgage Loans, concurrently as follows:

               (1) 20.4627426837% of the Pool 1 Senior Principal Distribution Amount to the Class A1-1 Certificates, until the Certificate Balance thereof has been reduced to zero,

               (2) 79.5372573163% of the Pool 1 Senior Principal Distribution Amount, sequentially, to the Class A1-2 and Class A1-3 Certificates until the Certificate Balances thereof have been reduced to zero.

            (ii) Subject to the exceptions listed in Section 3.01(d)-(f) below, unless a Credit Support Depletion Date shall have occurred, the remaining Available Distribution Amount for the Pool 2 Mortgage Loans will be distributed:

                (1) First, pro rata to the Class A2 and Class X2 Certificates, Accrued Certificate Interest thereon; and

                (2) Second, to the Class A2 Certificates, as principal, the Senior Principal Distribution Amount for the Pool 2 Mortgage Loans, until the Certificate Balance of such class shall have been reduced to zero.

            (iii) Subject to the exceptions listed in Section 3.01(d), (e) and
(f), unless a Credit Support Depletion Date shall have occurred, the portion of the Available Distribution Amount for the Pool 1 Mortgage Loans and the Pool 2 Mortgage Loans remaining after making the distributions specified in Sections 3.01(c)(i) and 3.01(c)(ii) will be distributed in the following order of priority:

                (1) to the Class B1 Certificates, Accrued Certificate Interest thereon;

                (2) as principal, to the Class B1 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;

                (3) to the Class B2 Certificates, Accrued Certificate Interest thereon;

                (4) as principal, to the Class B2 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;

                (5) to the Class B3 Certificates, Accrued Certificate Interest thereon;

                (6) as principal, to the Class B3 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;

                (7) to the Junior Subordinate Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

                (8) to each Class of Certificates in order of seniority, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any; provided, however, that any amounts distributed pursuant to this
Section 3.01(c)(iv)(8) will not cause a further reduction in the Class principal balances of any of the Certificates; and

                (9) at such time as all other Classes have been paid in full and all losses previously allocated have been paid in full, to the Residual Certificate (and allocated to the Class R3 Certificate) or to the Class R3 Certificates, as applicable.

         (d) Notwithstanding paragraphs (a)(ii) and (b)(iv) above, on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates REMIC II and REMIC III is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates of REMIC II and REMIC III shall be allocated to increase such Subordination Level. The Trustee shall identify the most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date, and the portion of the Subordinate Principal Distribution Amount otherwise allocable to the Classes of Subordinate Certificates REMIC II and REMIC III junior to such Class will instead be allocated among the more senior Classes of Subordinate Certificates of such REMIC, pro rata in proportion to the Certificate Balances of those Classes.

         (e) If a Credit Support Depletion Date shall occur, on such Distribution Date and thereafter, distributions of principal on the Class AII-1, Class AII-2, Class AII-3 and Class AII-4 Interests in REMIC II and the Class A1-1, Class A1-2, Class A1-3 and Class A2 Certificates will be made to such Classes, pro rata, within their Mortgage Pool, based on their Certificate Balances rather than sequentially under Sections 3.01(c)(i)(2) and 3.01(c)(ii)(3).

         (f) Notwithstanding paragraphs (b)(ii) and (c)(iv)above, on each Distribution Date prior to the Credit Support Depletion Date, but after the reduction of any of the Certificate Balances of the Class AII-3, Class AII-4, Class A1-3 or Class A2 Certificates to zero, the remaining Class or Classes of Senior Certificates in REMIC II and REMIC III will be entitled to receive as principal payments, pro rata based upon their Certificate Balances immediately prior to such Distribution Date, in addition to any Senior Principal Distribution Amount related to the applicable Pool, 100% of the Principal Prepayment Amount on any Mortgage Loan in any other Pool as to which the related Senior Certificates have been repaid; provided, however, that if (A) the Subordinate Percentage on such Distribution Date equals or exceeds 200% of the Subordinate Percentage on the Closing Date and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last three months, as a percentage of the Subordinate Percentage does not exceed 50%, then the additional allocation of Principal Prepayment Amounts to the Senior Certificates in accordance with this Section 3.01(c)(vii) will not be made.

         (g) All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Balance (or, in the case of the Class X Certificates, the Notional Amount) of each such Certificate. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefore, if such Holder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000 (or, with respect to Class B4, Class B5 and Class B6, at least $500,000, and, with respect to the Class X Certificates, an initial Notional Amount of $5,000,000). The Trustee may charge the Holder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         (h) Any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made, shall be paid to the Class R Certificate (and allocated to the Class R3 Interest) or the Class R3 Certificate, as applicable, and all amounts remaining in REMIC II after payment in full of all of the REMIC II Regular Interests will be paid to the Class R2 Interests and all amounts remaining in REMIC I after payment in full of all Interests and any administrative expenses associated with the Trust, will be distributed to the Holders of the Class R1 Interests.

Section 3.02      Allocation of Realized Losses and Shortfalls.

         (a) Realized Losses.

             (i) Realized Losses shall be applied prior to making any distributions have been made on each Distribution Date in the following order:

     (1) Pro rata within each Pool, so as to keep the Certificate Balances of each REMIC I Regular Interest beginning with the designation "MA" equal to 0.01% of the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Pool; and to each REMIC I Regular Interest beginning with the designation "MB", so that the Certificate Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Pool over (y) the Certificate Balance of the Senior Certificates in REMIC III of the related Pool (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC I Regular Interests such that the Subordinate Balance Ratio is maintained);

     (2) the remaining Realized Losses in Pool 1 shall be allocated first to the Class BI-1 Interest until the Certificate Balance thereof has been reduced to zero, thereafter pro rata to the Class BI-2 Interest until the Certificate Balance thereof has been reduced to zero, and thereafter pro rata to the Class A Interests;

     (3) the remaining Realized Losses in Pool 2 shall be allocated first to the Class BI-2 Interest until the Certificate Balance thereof has been reduced to zero, thereafter to the Class BI-1 Interests until the Certificate Balances thereof have been reduced to zero, and thereafter pro rata to the Class A Interests;

             (ii) Realized Losses allocated to REMIC Interests in accordance with Sections 3.02(a)(i) shall be allocated to the Class B Interests in REMIC II in reverse sequential order, in each case until the Certificate Balance of each such Class has been reduced to zero; thereafter, any Realized Losses will be allocated to the Class A Interests pro rata in proportion to the Certificate Balances of such Class A Interests immediately prior to the distribution date.

             (iii) Realized Losses allocated to REMIC Interests in accordance with Section 3.02(a)(i), 3.02(a)(ii) or 3.02(a)(iii) shall be allocated to the Class B Certificates in REMIC III in reverse sequential order, in each case until the Certificate Balance of each such Class has been reduced to zero; thereafter, any Realized Losses will be allocated to the Class of Class A Interests pro rata based on their outstanding Certificate Balance in each case until the Certificate Balances of such Class of Certificates have been reduced to zero.

         (b) Interest Shortfall. Notwithstanding anything in the Standard Terms to the contrary, on each Distribution Date, before any distributions are made on the Certificates, Month End Interest Shortfall and Soldiers' and Sailors' Shortfall with respect to the Mortgage Loans in REMIC I shall be allocated to reduce the amount of interest distributable on the related REMIC Interests pro rata among Classes in the related Pool. Any Shortfall allocated to the REMIC Interests in REMIC I in turn shall be allocated to reduce the amount of interest distributable on the Corresponding Classes of REMIC Interests in REMIC II, and any Shortfall allocated to the REMIC Interests in REMIC II in turn shall be allocated to reduce the amount of interest distributable on the Corresponding Classes of Certificates. Any Shortfall allocable to the REMIC Interests and Certificates as provided above shall be treated as a Realized Loss and allocated among such Classes of REMIC Interests and Certificates in the same manner and order of priority as provided above in
Section 3.02(a).

         (c) Modification Losses. In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC Interest. Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.

                                  ARTICLE IV

                                THE SECURITIES

Section 4.01      The Certificates.

         The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2003-1. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $642,769,371, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.03 or 5.05 of the Standard Terms. On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor. The table in Section 2.03(c) sets forth the Classes of Certificates and the initial Certificate Balance and Final Distribution Date for each Class of the Certificates.

Section 4.02      Denominations.

         Each of the Class A, Class B1, Class B2, Class B3 and Class X Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates. The Class A1-1, Class A1-2, Class A1-3 and Class A2 Certificates shall be issued in minimum denominations of $25,000 initial class principal balance each and multiples of $1 in excess thereof. The Class X1 and Class X2 Certificates shall be issued in minimum denominations of $5,000,000 initial class principal balance each and multiples of $1 in excess thereof. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates will be issued in minimum denominations of $250,000 initial class principal balance each and multiples of $1 in excess thereof. In addition, one Certificate of each Class (other than the Class R Certificate and the Class R1, Class R2 and Class R3 Certificate) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Certificate Balance (or, in the case of the Class X Certificates, the Notional Amount) of such Class. The Class R Certificates and Class R1, Class R2 and Class R3 Certificates, if issued, will be issued in percentage interests of 99.99% and 0.01%. Each of the Class R and Class R1, Class R2 and Class R3, Class B4, Class B5 and Class B6 Certificates (in the case of the Class R1, R2 and R3 Certificates, if issued) shall be issued in fully-registered, certificated form.

Section 4.03      Redemption of Certificates.

         There shall be no right to redemption pursuant to Section 9.01 of the Standard Terms. Moreover, notwithstanding anything to the contrary in Section
9.02 of the Standard Terms, the obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by ABN AMRO upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date (and if not exercised by ABN AMRO within a period of five Business Days from the first date on which such condition is satisfied, by the Depositor). Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. Any repurchase of the assets of the Trust by the Depositor pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04      Securities Laws Restrictions.

         Each of the Private Certificates is a Private Certificate subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms. Furthermore, each of the Private Certificates is a Rule 144A Certificate. The Class R Certificate is a Residual Certificate subject to
Section 5.05(c) of the Standard Terms.

                                  ARTICLE V

                           MISCELLANEOUS PROVISIONS

Section 5.01      Request for Opinions.

         (a) The Depositor hereby requests and authorizes Skadden, Arps, Slate, Meagher & Flom LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee and the Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, the Rating Agency or their respective counsels.

         (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02      Schedules and Exhibits.

         Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms. Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03      Governing Law.

         This Trust Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of New York.

Section 5.04      Counterparts.

         This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05      Notices.

         The address of the rating agency required to be stated herein pursuant to Section 11.08(d) of the Standard Terms is Fitch, Inc., 1 State Street Plaza, New York, New York 10004, and Moody's Investor Service, Inc., 99 Church Street, New York, New York 10007.

                           [Signature page follows]

         IN WITNESS WHEREOF, the Depositor and the Trustee have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the 1st day of February 2003.

                                           GS MORTGAGE SECURITIES CORP.,
                                                as Depositor

                                           By:  /s/ Marvin J. Kabatznick
                                                -----------------------------
                                           Name:   Marvin J. Kabatznick
                                           Title:  Chief Executive Officer


                                           JPMORGAN CHASE BANK,
                                             not in its individual capacity, but
                                             solely in its capacity as Trustee
                                             under this Trust Agreement

                                           By:  /s/ Thomas Venusti
                                                -----------------------------
                                           Name:  Thomas Venusti
                                           Title: Assistant Vice President

STATE OF NEW YORK         )
                          )   ss.:
COUNTY OF NEW YORK        )


         The foregoing instrument was acknowledged before me in the County of New York, this 27th day of February 2003, by Marvin J. Kabatznick, Chief Executive Officer for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.




                                                     /s/ Catherine E. Daiuto
                                                     -----------------------
                                                     Notary Public


My Commission expires:  March 27, 2003

STATE OF NEW YORK         )
                          )   ss.:
COUNTY OF NEW YORK        )


         The foregoing instrument was acknowledged before me in the County of New York, this 26th day of February 2003, by Thomas Venusti, Assistant Vice President of JPMorgan Chase Bank, a New York banking corporation, on behalf of the company.



                                                     /s/ Margaret M. Price
                                                     ---------------------
                                                     Notary Public



My Commission expires:  April 22, 2003

                                  SCHEDULE I

                             POOL 1 MORTGAGE LOANS

                                  SCHEDULE II

                             POOL 2 MORTGAGE LOANS

                                 EXHIBIT A1-1

                        FORM OF CLASS A1-1 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                            CLASS A1-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A1-1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A1-1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                            CLASS A1-1 CERTIFICATE


INITIAL CERTIFICATE RATE               APPROXIMATE AGGREGATE INITIAL CERTIFICATE
PER ANNUM:        _.___%(1)            PRINCIPAL BALANCE OF THE CLASS A1-1
                                       CERTIFICATES AS OF THE CLOSING DATE:
                                       $___,___,___

PERCENTAGE INTEREST:                   100%

MINIMUM                                $25,000 AND $1 IN EXCESS OF $25,000.
DENOMINATION:

DATE OF THE TRUST                      APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL
AGREEMENT:                             BALANCE AS OF THE CUT-OFF DATE OF THE
FEBRUARY 1, 2003                       MORTGAGE LOANS HELD BY THE TRUST:
                                       $642,769,471

CLOSING DATE:                          SERVICERS:
FEBRUARY 27, 2003                      ABN AMRO MORTGAGE GROUP, INC.
                                       CENDANT MORTGAGE CORPORATION
                                       NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
MARCH 25, 2003

FINAL SCHEDULED                        TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2033                         CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                                 CUSIP NO.  _________

________________________

(1) For each Distribution Date on or prior to the November 2007 Distribution Date (the "Group 1 Bond Reset Date"), the Certificate Rate on the Class A1-1 Certificates will equal the lesser of (x) _.___% per annum and (y) the weighted average of the mortgage interest rates on the Group 1 loans (as of the preceding Due Date before giving effect to the payments due on that date) less the per annum rates at which each of the servicing fees and the trustee fees are calculated (the "Group 1 Weighted Average Net Rate"). For each Distribution Date after the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-1 Certificates will be a per annum rate equal to the lesser of (x) the Group 1 Weighted Average Net Rate and (y) the one year CMT Rate plus _.__%.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                            CLASS A1-1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by


                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A1-1 Certificates (the "Class A1-1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Seller's Warranties and Servicing Agreement, dated as of November 1, 2002, and a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, each between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and ABN AMRO Mortgage Group, Inc. ("ABN AMRO") as seller and servicer, (b) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2002, among GSMC, as purchaser, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers, as amended by the Additional Collateral Assignment and Servicing Agreement dated as of November 1, 2002, and as further amended by the Additional Collateral Assignment and Servicing Agreement, dated as of December 1, 2002, each between GSMC and Cendant and (c) a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003 between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A1-1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 27, 2003                         JPMORGAN CHASE BANK,
                                                  as Trustee


                                                  By:__________________________
                                                       AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS A1-1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                                  JPMORGAN CHASE BANK,
                                                       as Certificate Registrar


                                                  By:___________________________
                                                       AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common             UNIF GIFT MIN ACT-- __Custodian_____
TEN ENT--as tenants by the                                   (Cust)      (Minor)
    Entireties
JT TEN--as joint tenants with             Under Uniform Gifts to
 rights of survivorship and not           Minors Act______________
 as Tenants in Common                                 (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint _____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,  with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this certificate in every
                                              particular without alteration or
                                              enlargement or any change
                                              whatever.

________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as agent.

                                 EXHIBIT A1-2

                        FORM OF CLASS A1-2 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                            CLASS A1-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A1-2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A1-2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                            CLASS A1-2 CERTIFICATE

INITIAL CERTIFICATE RATE                    APPROXIMATE AGGREGATE INITIAL
PER ANNUM:      _.___%(2)                   CERTIFICATE PRINCIPAL BALANCE OF THE
                                            CLASS A1-2 CERTIFICATES AS OF THE
                                            CLOSING DATE: $___,___,___

PERCENTAGE INTEREST:                        100%

MINIMUM                                     $25,000 AND $1 IN EXCESS OF $25,000
DENOMINATION:

DATE OF THE TRUST                           APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                  PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2003                            DATE OF THE MORTGAGE LOANS HELD BY
                                            THE TRUST: $642,769,471

CLOSING DATE:                               SERVICERS:
FEBRUARY 27, 2003                           ABN AMRO MORTGAGE GROUP, INC.
                                            CENDANT MORTGAGE CORPORATION
                                            NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
MARCH 25, 2003

FINAL SCHEDULED                             TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2033                              CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                       CUSIP NO.  _________

____________________

(2) For each Distribution Date on or prior to the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-2 Certificates will equal the lesser of (x) _.___% per annum and (y) the Group 1 Weighted Average Net Rate. For each Distribution Date after the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-2 Certificates will be a per annum rate equal to the lesser of (x) the Group 1 Weighted Average Net Rate and (y) the one year CMT Rate plus _.__%.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                            CLASS A1-2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A1-2 Certificates (the "Class A1-2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Seller's Warranties and Servicing Agreement, dated as of November 1, 2002, and a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, each between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and ABN AMRO Mortgage Group, Inc. ("ABN AMRO") as seller and servicer, (b) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2002, among GSMC, as purchaser, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers, as amended by the Additional Collateral Assignment and Servicing Agreement dated as of November 1, 2002, and as further amended by the Additional Collateral Assignment and Servicing Agreement, dated as of December 1, 2002, each between GSMC and Cendant and (c) a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003 between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A1-2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  February 27, 2003                    JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:_______________________________
                                                      AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS A1-2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.



                                             JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                             By:_______________________________
                                                    AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT-- __Custodian_____
TEN ENT--as tenants by the                                   (Cust)      (Minor)
    Entireties
JT TEN--as joint tenants with             Under Uniform Gifts to
 rights of survivorship and not           Minors Act______________
 as Tenants in Common                                 (State)




                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint _____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,  with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this certificate in every
                                              particular without alteration or
                                              enlargement or any change
                                              whatever.

________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as agent.

                                 EXHIBIT A1-3

                        FORM OF CLASS A1-3 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                            CLASS A1-3 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A1-3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A1-3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                            CLASS A1-3 CERTIFICATE








INITIAL CERTIFICATE RATE                     APPROXIMATE AGGREGATE INITIAL
PER ANNUM:        _.___%(3)                  CERTIFICATE PRINCIPAL BALANCE
                                             OF THE CLASS A1-3 CERTIFICATES AS
                                             OF THE CLOSING DATE: $___,___,___

PERCENTAGE INTEREST:                         100%

MINIMUM
DENOMINATION:                                $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                            APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                   PRINCIPAL BALANCE AS OF THE
FEBRUARY 1, 2003                             CUT-OFF DATE OF THE MORTGAGE
                                             LOANS HELD BY THE TRUST:
CLOSING DATE:                                $642,769,471
FEBRUARY 27, 2003
                                             SERVICERS:
                                             ABN AMRO MORTGAGE GROUP, INC.
                                             CENDANT MORTGAGE CORPORATION
                                             NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
MARCH 25, 2003

FINAL SCHEDULED                              TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2033                               CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                        CUSIP NO.  _________

_______________________

(3) For each Distribution Date on or prior to the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-3 Certificates will equal the lesser of (x) _.___% per annum and (y) the Group 1 Weighted Average Net Rate. For each Distribution Date after the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-3 Certificates will be a per annum rate equal to the lesser of (x) the Group 1 Weighted Average Net Rate and (y) the one year CMT Rate plus _.__%.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                            CLASS A1-3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A1-3 Certificates (the "Class A1-3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Seller's Warranties and Servicing Agreement, dated as of November 1, 2002, and a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, each between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and ABN AMRO Mortgage Group, Inc. ("ABN AMRO") as seller and servicer, (b) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2002, among GSMC, as purchaser, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers, as amended by the Additional Collateral Assignment and Servicing Agreement dated as of November 1, 2002, and as further amended by the Additional Collateral Assignment and Servicing Agreement, dated as of December 1, 2002, each between GSMC and Cendant and (c) a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003 between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A1-3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 27, 2003                    JPMORGAN CHASE BANK,
                                                      as Trustee


                                             By:_______________________________
                                                    AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION


         THIS IS ONE OF THE CLASS A1-3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.



                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar


                                             By:_______________________________
                                                  AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT-- __Custodian_____
TEN ENT--as tenants by the                                   (Cust)      (Minor)
    Entireties
JT TEN--as joint tenants with             Under Uniform Gifts to
 rights of survivorship and not           Minors Act______________
 as Tenants in Common                                 (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint _____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,  with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this certificate in every
                                              particular without alteration or
                                              enlargement or any change
                                              whatever.

________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as agent.

                                  EXHIBIT A2

                         FORM OF CLASS A2 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                             CLASS A2 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.
                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                             CLASS A2 CERTIFICATE

INITIAL CERTIFICATE RATE                     APPROXIMATE AGGREGATE INITIAL
PER ANNUM:        _.___%(4)                  CERTIFICATE PRINCIPAL BALANCE OF
                                             THE CLASS A2 CERTIFICATES AS OF
                                             THE CLOSING DATE: $__,___,___

PERCENTAGE INTEREST:                         100%

MINIMUM
DENOMINATION:                                $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                            APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                   PRINCIPAL BALANCE AS OF THE
FEBRUARY 1, 2003                             CUT-OFF DATE OF THE MORTGAGE
                                             LOANS HELD BY THE TRUST:
                                             $642,769,471

CLOSING DATE:                                SERVICERS:
FEBRUARY 27, 2003                            ABN AMRO MORTGAGE GROUP, INC.
                                             CENDANT MORTGAGE CORPORATION
                                             NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
MARCH 25, 2003

FINAL SCHEDULED                              TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2033                               CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                        CUSIP NO.  _________


__________________________

(4) For each Distribution Date on or prior to the November 2009 Distribution Date (the "Group 2 Bond Reset Date"), the Certificate Rate on the Class A2 Certificates will equal (x) the weighted average of the mortgage interest rates on the Group 2 loans (as of the preceding Due Date before giving effect to the payments due on that date) less the per annum rates at which each of the servicing fees and the trustee fees are calculated (the "Group 2 Weighted Average Net Rate") minus (y) _.___%. For each Distribution Date after the Group 2 Bond Reset Date, the Certificate Rate for the Class A2 Certificates will be a per annum rate equal to the lesser of (x) the Group 2 Weighted Average Net Rate and (y) the one year CMT Rate plus _.__%. For the initial Distribution Date, the Class A2 Certificate rate will equal _.___%.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                             CLASS A2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A2 Certificates (the "Class A2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Seller's Warranties and Servicing Agreement, dated as of November 1, 2002, and a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, each between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and ABN AMRO Mortgage Group, Inc. ("ABN AMRO") as seller and servicer, (b) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2002, among GSMC, as purchaser, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers, as amended by the Additional Collateral Assignment and Servicing Agreement dated as of November 1, 2002, and as further amended by the Additional Collateral Assignment and Servicing Agreement, dated as of December 1, 2002, each between GSMC and Cendant and (c) a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003 between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  February 27, 2003                    JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:________________________________
                                                  AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION


         THIS IS ONE OF THE CLASS A2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.



                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar


                                             By:_______________________________
                                                  AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT-- __Custodian_____
TEN ENT--as tenants by the                                   (Cust)      (Minor)
    Entireties
JT TEN--as joint tenants with             Under Uniform Gifts to
 rights of survivorship and not           Minors Act______________
 as Tenants in Common                                 (State)




                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint _____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,  with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this certificate in every
                                              particular without alteration or
                                              enlargement or any change
                                              whatever.

________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as agent.

                                  EXHIBIT X1

                         FORM OF CLASS X1 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                             CLASS X1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS X1 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS X1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1,
                             CLASS X1 CERTIFICATE

INITIAL CERTIFICATE RATE:  _.___%(5)         APPROXIMATE INITIAL NOTIONAL
                                             AMOUNT AS OF THE CUT-OFF DATE:
                                             $___,___,___

PERCENTAGE INTEREST:                         100%

MINIMUM
DENOMINATION:                                $5,000,000 AND $1 IN EXCESS OF
                                             $5,000,000

DATE OF THE TRUST                            APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                   PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2003                             DATE OF THE MORTGAGE LOANS HELD
                                             BY THE TRUST: $642,769,471

CLOSING DATE:                                SERVICERS:
FEBRUARY 27, 2003                            ABN AMRO MORTGAGE GROUP, INC.
                                             CENDANT MORTGAGE CORPORATION
                                             NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
MARCH 25, 2003

FINAL SCHEDULED                              TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2033                               CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                        CUSIP NO.  _________

_______________________

(5) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A1-1, Class A1-2 and Class A1-3 Certificates (the "Class X1 Notional Amount"). On each Distribution Date, the Class X1 Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Group 1 Weighted Average Net Rate minus the Class A1-1 Certificate Rate, (ii) the Group 1 Weighted Average Net Rate minus the Class A1-2 Certificate Rate and (iii) the Group 1 Weighted Average Net Rate minus the Class A1-3 Certificate Rate, in each case, multiplied by
     (y) one-twelfth and by (z) the Certificate Balance of the Class A1-1, Class A1-2 and Class A1-3 Certificates, respectively. The holders of the Class X1 Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately _.___% multiplied by the Certificate Balance of the Class B1 Certificates (the "Class B1 Interest Rate Strip") and (ii) in the case of the Class B2 Certificates, a fixed per annum percentage equal to approximately _.___% multiplied by the Certificate Balance of the Class B2 Certificates (the "Class B2 Interest Rate Strip" and together with the Class B1 Interest Rate Strip, the "Class B Stripped Amounts").

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                             CLASS X1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class X1 Certificates (the "Class X1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Seller's Warranties and Servicing Agreement, dated as of November 1, 2002, and a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, each between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and ABN AMRO Mortgage Group, Inc. ("ABN AMRO") as seller and servicer, (b) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2002, among GSMC, as purchaser, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers, as amended by the Additional Collateral Assignment and Servicing Agreement dated as of November 1, 2002, and as further amended by the Additional Collateral Assignment and Servicing Agreement, dated as of December 1, 2002, each between GSMC and Cendant and (c) a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003 between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. Interest on this Certificate will accrue (based on a 360-day year of twelve 30-day months) from the first day of the month preceding the month in which a Distribution Date occurs through the Accounting Date for such Distribution Date in an amount equal to the excess, if any, of (a) the weighted average Net Rate on the Mortgage Loans as of the beginning date of the related Due Period over (b) the weighted average Pass-Through Rate of the P&I Securities as of such Distribution Date, as further described in the Trust Agreement. Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate's pro rata share of the aggregate Available Distribution to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-1 (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class X1 Certificates were issued on February 27, 2003 with original issue discount ("OID") for federal income tax purposes. On each Distribution Date, the Class X1 Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Group 1 Weighted Average Net Rate minus the Class A1-1 Certificate Rate, (ii) the Group 1 Weighted Average Net Rate minus the Class A1-2 Certificate Rate and (iii) the Group 1 Weighted Average Net Rate minus the Class A1-3 Certificate Rate, in each case, multiplied by
(y) one-twelfth and by (z) the Certificate Balance of the Class A1-1, Class A1-2 and Class A1-3 Certificates, respectively. The holders of the Class X1 Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately _.___% multiplied by the Certificate Balance of the Class B1 Certificates (the "Class B1 Interest Rate Strip") and (ii) in the case of the Class B2 Certificates, a fixed per annum percentage equal to approximately _.___% multiplied by the Certificate Balance of the Class B2 Certificates (the "Class B2 Interest Rate Strip" and together with the Class B1 Interest Rate Strip, the "Class B Stripped Amounts"). The actual yield to maturity and OID may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class X1 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  February 27, 2003                    JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:________________________________
                                                  AUTHORIZED OFFICER



                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS X1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar


                                             By:_______________________________
                                                  AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common             UNIF GIFT MIN ACT-- __Custodian_____
TEN ENT--as tenants by the                                   (Cust)      (Minor)
    Entireties
JT TEN--as joint tenants with             Under Uniform Gifts to
 rights of survivorship and not           Minors Act______________
 as Tenants in Common                                 (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint _____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,  with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this certificate in every
                                              particular without alteration or
                                              enlargement or any change
                                              whatever.

________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as agent.

                                  EXHIBIT X2

                         FORM OF CLASS X2 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                             CLASS X2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS X2 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS X2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1,
                             CLASS X2 CERTIFICATE

INITIAL CERTIFICATE RATE                     APPROXIMATE INITIAL NOTIONAL AMOUNT
PER ANNUM:   _.___%(6)                       AS OF THE CUT-OFF DATE:$__,___,___

PERCENTAGE INTEREST:                         100%

MINIMUM
DENOMINATION:                                $5,000,000 AND $1 IN EXCESS OF
                                             $5,000,000

DATE OF THE TRUST                            APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                   PRINCIPAL BALANCE AS OF THE
FEBRUARY 1, 2003                             CUT-OFF DATE OF THE MORTGAGE
                                             LOANS HELD BY THE TRUST:
                                             $642,769,471

CLOSING DATE:                                SERVICERS:
FEBRUARY 27, 2003                            ABN AMRO MORTGAGE GROUP, INC.
                                             CENDANT MORTGAGE CORPORATION
                                             NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
MARCH 25, 2003

FINAL SCHEDULED                              TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2033                               CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                        CUSIP NO.  _________

______________________

(6) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A2 Certificates (the "Class X2 Notional Amount"). On each Distribution Date, the Class X2 Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Group 2 Weighted Average Net Rate minus (ii) the Class A2 Certificate Rate multiplied by
     (y) one-twelfth and by (z) the Certificate Balance of the Class A2 Certificates.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                             CLASS X2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class X2 Certificates (the "Class X2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Seller's Warranties and Servicing Agreement, dated as of November 1, 2002, and a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, each between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and ABN AMRO Mortgage Group, Inc. ("ABN AMRO") as seller and servicer, (b) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2002, among GSMC, as purchaser, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers, as amended by the Additional Collateral Assignment and Servicing Agreement dated as of November 1, 2002, and as further amended by the Additional Collateral Assignment and Servicing Agreement, dated as of December 1, 2002, each between GSMC and Cendant and (c) a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003 between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. Interest on this Certificate will accrue (based on a 360-day year of twelve 30-day months) from the first day of the month preceding the month in which a Distribution Date occurs through the Accounting Date for such Distribution Date in an amount equal to the excess, if any, of (a) the weighted average Net Rate on the Mortgage Loans as of the beginning date of the related Due Period over (b) the weighted average Pass-Through Rate of the P&I Securities as of such Distribution Date, as further described in the Trust Agreement. Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate's pro rata share of the aggregate Available Distribution to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pas-Through Certificates, Series 2003-1 (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class X2 Certificates were issued on February 27, 2003 with original issue discount ("OID") for federal income tax purposes. On each Distribution Date, the Class X2 Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Group 2 Weighted Average Net Rate minus
(ii) the Class A2 Certificate Rate multiplied by (y) one-twelfth and by (z) the Certificate Balance of the Class A2 Certificates. Certificateholders should be aware that the methodology for accruing OID on the Class X2 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 27, 2003                    JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:_______________________________
                                                   AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS X2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar


                                             By:_______________________________
                                                   AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT-- __Custodian_____
TEN ENT--as tenants by the                                   (Cust)      (Minor)
    Entireties
JT TEN--as joint tenants with             Under Uniform Gifts to
 rights of survivorship and not           Minors Act______________
 as Tenants in Common                                 (State)




                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint _____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,  with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this certificate in every
                                              particular without alteration or
                                              enlargement or any change
                                              whatever.

________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as agent.

                                  EXHIBIT B1

                         FORM OF CLASS B1 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                             CLASS B1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1,
                             CLASS B1 CERTIFICATE

INITIAL CERTIFICATE RATE                     APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:    _.___%(7)                      PRINCIPAL BALANCE OF THE CLASS B1
                                             CERTIFICATES: $_,___,___

PERCENTAGE INTEREST:                         100%

MINIMUM
DENOMINATION:                                $250,000 AND $1 IN EXCESS OF
                                             $250,000

DATE OF THE TRUST                            APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                   PRINCIPAL BALANCE AS OF THE
FEBRUARY 1, 2003                             CUT-OFF DATE OF THE MORTGAGE LOANS
                                             HELD BY THE TRUST: $642,769,471

CLOSING DATE:                                SERVICERS:
FEBRUARY 27, 2003                            ABN AMRO MORTGAGE GROUP, INC.
                                             CENDANT MORTGAGE CORPORATION
                                             NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
MARCH 25, 2003

FINAL SCHEDULED                              TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2033                               CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                        CUSIP NO.  _________

____________________________

(7) For the initial Distribution Date, the Certificate Rate on the B1 Certificate will equal approximately _.___% per annum. On each Distribution Date thereafter, the Class B1 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date) less the Class B1 Interest Rate Strip.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                             CLASS B1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B1 Certificates (the "Class B1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Seller's Warranties and Servicing Agreement, dated as of November 1, 2002, and a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, each between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and ABN AMRO Mortgage Group, Inc. ("ABN AMRO") as seller and servicer, (b) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2002, among GSMC, as purchaser, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers, as amended by the Additional Collateral Assignment and Servicing Agreement dated as of November 1, 2002, and as further amended by the Additional Collateral Assignment and Servicing Agreement, dated as of December 1, 2002, each between GSMC and Cendant and (c) a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003 between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on February 27, 2003 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Class B1 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date) less the Class B1 Interest Rate Strip. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  February 27, 2003                    JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:________________________________
                                                 AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS B1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar


                                             By:_______________________________
                                                  AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT-- __Custodian_____
TEN ENT--as tenants by the                                   (Cust)      (Minor)
    Entireties
JT TEN--as joint tenants with             Under Uniform Gifts to
 rights of survivorship and not           Minors Act______________
 as Tenants in Common                                 (State)




                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint _____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,  with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this certificate in every
                                              particular without alteration or
                                              enlargement or any change
                                              whatever.

________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as agent.

                                  EXHIBIT B2

                         FORM OF CLASS B2 CERTIFICATE



                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1

                             CLASS B2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1,
                             CLASS B2 CERTIFICATE


INITIAL CERTIFICATE RATE                 APPROXIMATE INITIAL CERTIFICATE
PER ANNUM: _.___%(8)                     PRINCIPAL BALANCE OF THE CLASS B2
                                         CERTIFICATES:  $_,___,___


PERCENTAGE INTEREST:                     100%

MINIMUM DENOMINATION:                    $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2003                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST: $642,769,471

CLOSING DATE:                            SERVICERS:
FEBRUARY 27, 2003                        ABN AMRO MORTGAGE GROUP, INC.
                                         CENDANT MORTGAGE CORPORATION
                                         NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
MARCH 25, 2003

FINAL SCHEDULED                          TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2033                           CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                    CUSIP NO.  _________


___________________________

(8) For the initial Distribution Date, the Certificate Rate on the B2 Certificate will equal approximately _.___% per annum. On each Distribution Date thereafter, the Class B2 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date) less the Class B2 Interest Rate Strip.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1

                             CLASS B2 CERTIFICATE


         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B2 Certificates (the "Class B2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Seller's Warranties and Servicing Agreement, dated as of November 1, 2002, and a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, each between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and ABN AMRO Mortgage Group, Inc. ("ABN AMRO") as seller and servicer, (b) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2002, among GSMC, as purchaser, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers, as amended by the Additional Collateral Assignment and Servicing Agreement dated as of November 1, 2002, and as further amended by the Additional Collateral Assignment and Servicing Agreement, dated as of December 1, 2002, each between GSMC and Cendant and (c) a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003 between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on February 27, 2003 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Class B2 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date) less the Class B2 Interest Rate Strip. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 27, 2003                    JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:_______________________________
                                                     AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION


         THIS IS ONE OF THE CLASS B2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar



                                             By:________________________________
                                                      AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT-- __Custodian_____
TEN ENT--as tenants by the                                   (Cust)      (Minor)
    Entireties
JT TEN--as joint tenants with             Under Uniform Gifts to
 rights of survivorship and not           Minors Act______________
 as Tenants in Common                                 (State)




                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint _____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,  with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this certificate in every
                                              particular without alteration or
                                              enlargement or any change
                                              whatever.

________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as agent.

                                  EXHIBIT B3

                         FORM OF CLASS B3 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1

                             CLASS B3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1,

                             CLASS B3 CERTIFICATE


INITIAL CERTIFICATE RATE                   APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  _.___%(9)                      PRINCIPAL BALANCE OF THE CLASS B3
                                           CERTIFICATES:  $_,___,___

PERCENTAGE INTEREST:                       100%

MINIMUM DENOMINATION:                      $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                          APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                 PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2003                           DATE OF THE MORTGAGE LOANS HELD BY
                                           THE TRUST: $642,769,471

CLOSING DATE:                              SERVICERS:
FEBRUARY 27, 2003                          ABN AMRO MORTGAGE GROUP, INC.
                                           CENDANT MORTGAGE CORPORATION
                                           NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
MARCH 25, 2003

FINAL SCHEDULED                            TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2033                             CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                      CUSIP NO.  _________


____________________

(9) For the initial Distribution Date, the Certificate Rate on the B3 Certificate will equal approximately _.___% per annum. On each Distribution Date thereafter, the Class B3 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date).

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1

                             CLASS B3 CERTIFICATE


         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:


                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B3 Certificates (the "Class B3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Seller's Warranties and Servicing Agreement, dated as of November 1, 2002, and a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, each between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and ABN AMRO Mortgage Group, Inc. ("ABN AMRO") as seller and servicer, (b) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2002, among GSMC, as purchaser, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers, as amended by the Additional Collateral Assignment and Servicing Agreement dated as of November 1, 2002, and as further amended by the Additional Collateral Assignment and Servicing Agreement, dated as of December 1, 2002, each between GSMC and Cendant and (c) a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003 between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on February 27, 2003 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Class B3 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date). The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 27, 2003                    JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:_______________________________
                                                    AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION


         THIS IS ONE OF THE CLASS B3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar



                                             By:_______________________________
                                                  AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT-- __Custodian_____
TEN ENT--as tenants by the                                   (Cust)      (Minor)
    Entireties
JT TEN--as joint tenants with             Under Uniform Gifts to
 rights of survivorship and not           Minors Act______________
 as Tenants in Common                                 (State)




                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint _____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,  with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this certificate in every
                                              particular without alteration or
                                              enlargement or any change
                                              whatever.

________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as agent.

                                  EXHIBIT B4

                         FORM OF CLASS B4 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1

                             CLASS B4 CERTIFICATE


THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1,

                             CLASS B4 CERTIFICATE


INITIAL CERTIFICATE RATE                     APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  _.___%(10)                       PRINCIPAL BALANCE OF THE CLASS B4
                                             CERTIFICATES:  $_,___,___

PERCENTAGE INTEREST:                         100%

MINIMUM DENOMINATION:                        $250,000 AND $1 IN EXCESS OF
                                             $250,000

DATE OF THE TRUST                            APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                   PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2003                             DATE OF THE MORTGAGE LOANS HELD BY
                                             THE TRUST: $642,769,471

CLOSING DATE:                                SERVICERS:
FEBRUARY 27, 2003                            ABN AMRO MORTGAGE GROUP, INC.
                                             CENDANT MORTGAGE CORPORATION
                                             NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
MARCH 25, 2003

FINAL SCHEDULED                              TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2033                               CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                        CUSIP NO.  ___________

_______________________

(10) For the initial Distribution Date, the Certificate Rate on the Class B4, Class B5 and Class B6 Certificates will equal approximately _.___% per annum. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Net WAC Rate.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1

                             CLASS B4 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

         GS Mortgage Loan Trust, Series 2003-1, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to ____________________, or registered assigns, upon presentation and surrender of this Certificate (the "Class B4 Certificate") the principal sum of U.S. $_,___,___ payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Seller's Warranties and Servicing Agreement, dated as of November 1, 2002, and a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, each between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and ABN AMRO Mortgage Group, Inc. ("ABN AMRO") as seller and servicer, (b) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2002, among GSMC, as purchaser, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers, as amended by the Additional Collateral Assignment and Servicing Agreement dated as of November 1, 2002, and as further amended by the Additional Collateral Assignment and Servicing Agreement, dated as of December 1, 2002, each between GSMC and Cendant and (c) a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003 between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on February 27, 2003 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 27, 2003                    JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:_______________________________
                                                     AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION


         THIS IS ONE OF THE CLASS B4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar


                                             By:_______________________________
                                                      AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT-- __Custodian_____
TEN ENT--as tenants by the                                   (Cust)      (Minor)
    Entireties
JT TEN--as joint tenants with             Under Uniform Gifts to
 rights of survivorship and not           Minors Act______________
 as Tenants in Common                                 (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint _____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,  with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this certificate in every
                                              particular without alteration or
                                              enlargement or any change
                                              whatever.

________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as agent.

                                  EXHIBIT B5

                         FORM OF CLASS B5 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1

                             CLASS B5 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1,

                             CLASS B5 CERTIFICATE


INITIAL CERTIFICATE RATE                     APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  _.___%(11)                       PRINCIPAL BALANCE OF THE CLASS B5
                                             CERTIFICATES:  $_,___,___

PERCENTAGE INTEREST:                         100%

MINIMUM DENOMINATION:                        $250,000 AND $1 IN EXCESS OF
                                             $250,000

DATE OF THE TRUST                            APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                   PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2003                             DATE OF THE MORTGAGE LOANS HELD BY
                                             THE TRUST: $642,769,471

CLOSING DATE:                                SERVICERS:
FEBRUARY 27, 2003                            ABN AMRO MORTGAGE GROUP, INC.
                                             CENDANT MORTGAGE CORPORATION
                                             NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
MARCH 25, 2003

FINAL SCHEDULED                              RUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2033                               USTODIAN:  JPMORGAN CHASE BANK

NO. _                                        USIP NO.  ___________

________________________

(11) For the initial Distribution Date, the Certificate Rate on the Class B4, Class B5 and Class B6 Certificates will equal approximately _.___% per annum. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Net WAC Rate.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1

                             CLASS B5 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

         GS Mortgage Loan Trust, Series 2003-1, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to ____________________, or registered assigns, upon presentation and surrender of this Certificate (the "Class B5 Certificate") the principal sum of U.S. $_,___,___ payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Seller's Warranties and Servicing Agreement, dated as of November 1, 2002, and a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, each between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and ABN AMRO Mortgage Group, Inc. ("ABN AMRO") as seller and servicer, (b) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2002, among GSMC, as purchaser, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers, as amended by the Additional Collateral Assignment and Servicing Agreement dated as of November 1, 2002, and as further amended by the Additional Collateral Assignment and Servicing Agreement, dated as of December 1, 2002, each between GSMC and Cendant and (c) a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003 between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B5 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on February 27, 2003 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 27, 2003                    JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:________________________________
                                                      AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION


         THIS IS ONE OF THE CLASS B5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                             JPMORGAN CHASE BANK,
                                              as Certificate Registrar



                                             By:_______________________________
                                                 AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT-- __Custodian_____
TEN ENT--as tenants by the                                   (Cust)      (Minor)
    Entireties
JT TEN--as joint tenants with             Under Uniform Gifts to
 rights of survivorship and not           Minors Act______________
 as Tenants in Common                                 (State)


                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint _____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,  with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this certificate in every
                                              particular without alteration or
                                              enlargement or any change
                                              whatever.

________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as agent.

                                  EXHIBIT B6

                         FORM OF CLASS B6 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1

                             CLASS B6 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1,

                             CLASS B6 CERTIFICATE


INITIAL CERTIFICATE RATE                     APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  _.___%(12)                       PRINCIPAL BALANCE OF THE CLASS B6
                                             CERTIFICATES:  $_,___,___

PERCENTAGE INTEREST:                         100%

MINIMUM DENOMINATION:                        $250,000 AND $1 IN EXCESS OF
                                             $250,000

DATE OF THE TRUST                            APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                   PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2003                             DATE OF THE MORTGAGE LOANS HELD
                                             BY THE TRUST: $642,769,471

CLOSING DATE:                                SERVICERS:
FEBRUARY 27, 2003                            ABN AMRO MORTGAGE GROUP, INC.
                                             CENDANT MORTGAGE CORPORATION
                                             NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
MARCH 25, 2003

FINAL SCHEDULED                              TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2033                               CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                        CUSIP NO. ___________

_______________________

(12) For the initial Distribution Date, the Certificate Rate on the Class B4, Class B5 and Class B6 Certificates will equal approximately _.___% per annum. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Net WAC Rate.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1

                             CLASS B6 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

         GS Mortgage Loan Trust, Series 2003-1, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to ____________________, or registered assigns, upon presentation and surrender of this Certificate (the "Class B6 Certificate") the principal sum of U.S. $_,___,___ payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Seller's Warranties and Servicing Agreement, dated as of November 1, 2002, and a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003, each between Goldman Sachs Mortgage Company ("GSMC"), as purchaser and ABN AMRO Mortgage Group, Inc. ("ABN AMRO") as seller and servicer, (b) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of November 1, 2002, among GSMC, as purchaser, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as sellers, as amended by the Additional Collateral Assignment and Servicing Agreement dated as of November 1, 2002, and as further amended by the Additional Collateral Assignment and Servicing Agreement, dated as of December 1, 2002, each between GSMC and Cendant and (c) a Seller's Warranties and Servicing Agreement, dated as of February 1, 2003 between GSMC, as purchaser, and National City Mortgage Co. ("National City"), as seller and servicer, (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B6 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on February 27, 2003 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 27, 2003                    JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:________________________________
                                                 AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION


         THIS IS ONE OF THE CLASS B6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar



                                             By:________________________________
                                                      AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT-- __Custodian_____
TEN ENT--as tenants by the                                   (Cust)      (Minor)
    Entireties
JT TEN--as joint tenants with             Under Uniform Gifts to
 rights of survivorship and not           Minors Act______________
 as Tenants in Common                                 (State)


                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint _____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,  with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this certificate in every
                                              particular without alteration or
                                              enlargement or any change
                                              whatever.

________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as agent.

                                   EXHIBIT R

                          FORM OF CLASS R CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2003-1
                              CLASS R CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC; PROVIDED HOWEVER THAT IN ACCORDANCE WITH THE TRUST AGREEMENT, ANY HOLDER OF THE RESIDUAL INTEREST IN REMIC I, REMIC II OR REMIC III MAY REQUEST THAT SEPARATE CERTIFICATES BE ISSUED TO THE HOLDERS OF EACH RESIDUAL INTEREST. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                              CLASS R CERTIFICATE


INITIAL CERTIFICATE RATE PER                 AGGREGATE INITIAL CERTIFICATE
ANNUM:   _.___%(13)                          PRINCIPAL BALANCE OF THE CLASS R
                                             CERTIFICATE:  $100

PERCENTAGE INTEREST:  _____%

DENOMINATION:  $100

DATE OF THE TRUST                            APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                   PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2003                             DATE OF THE MORTGAGE LOANS HELD BY
                                             THE TRUST: $642,769,471

CLOSING DATE:                                SERVICERS:
FEBRUARY 27, 2003                            ABN AMRO MORTGAGE GROUP, INC.
                                             CENDANT MORTGAGE CORPORATION
                                             NATIONAL CITY MORTGAGE CO.

FIRST DISTRIBUTION DATE:
MARCH 25, 2003

FINAL SCHEDULED                              TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2033                               CUSTODIAN:  JPMORGAN CHASE BANK

NO. _                                        CUSIP NO.  ___________

________________________

(13) The Certificate Rate will equal the Group 1 Weighted Average Net Rate which for the initial Distribution Date will equal approximately _.___%.

                         GS MORTGAGE SECURITIES CORP.
        MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2003-1
                              CLASS R CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of two pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                             ____________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R Certificate (the "Class R Certificate") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and represents the residual interests in REMIC I, REMIC II and REMIC III and with respect to which Trust Agreement the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R Certificate. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. This Certificate will evidence in the aggregate _____% of the balance of the Class R Certificate.

         This Certificate represents the residual interests in REMIC I, REMIC II and REMIC III. Any Holder of this Certificate may, at any time and in accordance with the terms of the Trust Agreement, request that the Trustee exchange this Certificate in exchange for separate certificates each separately representing the residual interests in REMIC I, REMIC II and REMIC III and designated as the Class R1, Class R2 and Class R3, respectively.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in each of the corresponding REMIC. Accordingly, the Holder of this Class R Certificate will be subject to tax on its pro rata share of the taxable income or net loss on such Holder's "residual interest" in each of the corresponding REMIC. The requirement that the Holder of this Class R Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMICs' federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R Certificate as the REMICs' representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R Certificate, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of each REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class R Certificate under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class R Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R Certificate has "tax avoidance potential" as defined in Treasury Regulations
Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the REMIC as a REMIC or (ii) the imposition of a tax upon the REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by a REMIC as a result of the transfer of a Class R Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, any REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer identified in the Trust Agreement or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  February 27, 2003                    JPMORGAN CHASE BANK,
                                             as Trustee



                                             BY: ______________________________
                                                      AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                             JPMORGAN CHASE BANK,
                                             As Certificate Registrar


                                             BY: ______________________________
                                                      AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common             UNIF GIFT MIN ACT-- __Custodian_____
TEN ENT--as tenants by the                                   (Cust)      (Minor)
    Entireties
JT TEN--as joint tenants with             Under Uniform Gifts to
 rights of survivorship and not           Minors Act______________
 as Tenants in Common                                 (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint _____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust,  with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of this certificate in every
                                              particular without alteration or
                                              enlargement or any change
                                              whatever.

________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as agent.